UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2022

ONCOSEC MEDICAL INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 North Main Street Pennington, NJ	08534-2218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 Per Share	ONCS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2022, OncoSec Medical Incorporated, a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Company agreed to sell, issue, and deliver, in a registered public offering (the “Offering”) (i) 1,166,667 shares of the Company’s common stock (the “Common Stock”), par value $0.0001 per share (each a “Share” and collectively the “Shares”); (ii) pre-funded warrants in lieu of shares of Common Stock (the “Pre-Funded Warrants”) to purchase shares of Common Stock and (iii) 1,166,667 Common Warrants (the “Common Warrants” and collectively with the Pre-Funded Warrants, the “Warrants”) to purchase shares of Common Stock, to the Investors. Under the terms of the Purchase Agreement, the Company has agreed to sell one share of its Common Stock or a Pre-Funded Warrant and one Common Warrant for each share of Common Stock or Pre-Funded Warrant sold at a price of $3.00. For each Pre-Funded Warrant sold in the Offering, the number of shares of Common Stock offered will be decreased on a one-for-one basis. The Common Warrants will be exercisable immediately upon the date of issuance and have an exercise price of $3.00 per share, subject to adjustment. The Common Warrants will expire five (5) years from the date of issuance.

A.G.P. / Alliance Global Partners is acting as the sole placement agent (the “Placement Agent”), on a “reasonable best efforts” basis, in connection with the Offering. The Common Stock and Warrants actually sold and the Common Stock issuable upon the exercise of the Warrants are being offered and sold under the Company’s Registration Statement on Form S-1, as amended (File No. 333-268081), initially filed by the Company with the Commission on November 1, 2022 and was declared effective on November 30, 2022.

The Purchase Agreement contains customary conditions to closing, representations and warranties of the Company, and termination rights of the parties, as well as certain indemnification obligations of the Company and ongoing covenants for the Company. In addition, under the Purchase Agreement, for a period of sixty (60) days from the closing date of the Offering, the Company (and its subsidiaries) agreed not to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of the Company’s Common Stock or common stock equivalents (other than certain exempt issuances); or (ii) to file any registration statement or amendment or supplement thereto, other than the Prospectus Supplements or filing a registration statement on Form S-8 in connection with an employee benefit plan of the Company. Furthermore, for a period of twelve (12) months from the closing date of the Offering, the Company (and its subsidiaries) shall be prohibited from effecting or entering into certain agreements for the issuance of Common Stock or common stock equivalents (or a combination thereof) involving a Variable Rate Transaction, as defined in the Purchase Agreement and for six (6) months from the Closing Date, the Company is prohibited from effecting an at-the-market offering

A holder (together with its affiliates) will not be able to exercise any portion of the Warrants to the extent that the holder would own more than 4.99% (or, at the holder’s option upon issuance, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise. However, upon prior notice from the holder to the Company, a holder may increase or decrease the amount of ownership of outstanding shares of Common Stock up to 9.99% of the number of the Company’s shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Securities Exchange Act of 1934, as amended, provided that any increase shall not be effective until 61 days following notice to us.

Each Investor in this Offering who purchases shares of Common Stock, the Pre-Funded Shares and the Common Warrants was required to enter into a Voting Agreement wherein they agree to vote all shares of Common Stock beneficially owned in favor of all proposals presented to the stockholders.

The Offering closed on December 1, 2022. The Company received gross proceeds of $3,500,001 in connection with the Offering before deducting placement agent fees and other offering expenses. The Company intends to use the net proceeds from this offering for working capital and general corporate purposes, which may include operating expenses, research and development, and future acquisitions.

The Company also entered into a Placement Agency Agreement, dated as of November 30, 2022, by and between the Company and the Placement Agent (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agent will receive an aggregate cash fee of 6.0% of the aggregate gross proceeds of the Offering, accountable legal fees and other reasonable and documented out-of-pocket expenses incurred by the Placement Agent in connection with the transaction in the amount of up to $100,000 and non-accountable expenses equal to $25,000.

The foregoing summaries of the Pre-Funded Warrants, Common Warrants, Purchase Agreement, Agreement, Placement Agency Agreement and Voting Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, to this Report on Form 8-K, which are incorporated herein by reference.

This Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01. Regulation FD Disclosure.

On November 30, 2022, the Company issued a press release announcing the pricing of the Offering. Copies of the foregoing press release are attached as Exhibit 99.1 to this Report and are incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the press releases attached to this Report, as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The press releases attached as Exhibit 99.1 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward- Looking Statements

This Report, and the exhibit(s) attached hereto, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Form of Pre-Funded Warrant.
4.2	Form of Common Stock Purchase Warrant.
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement.
10.3	Form of Voting Agreement
99.1	Press Release of OncoSec Medical Incorporated, dated November 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED

Date: December 1, 2022	By:	/s/ Robert H. Arch
	Name:	Robert H. Arch President and Chief Executive Officer